Exhibit 10.1

ELEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS ELEVENTH AMENDMENT TO CREDIT AGREEMENT (the “Eleventh Amendment”) is made effective as of June 28, 2005, among PEMCO AVIATION GROUP, INC., a Delaware corporation, PEMCO AEROPLEX, INC., an Alabama corporation, PEMCO ENGINEERS, INC., a Delaware corporation, PEMCO WORLD AIR SERVICES, INC., a Delaware corporation, SPACE VECTOR CORPORATION, a Delaware corporation (collectively, the “Borrowers”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (successor by merger to SouthTrust Bank), as Agent (the “Agent”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (successor by merger to SouthTrust Bank), as a Lender, and COMPASS BANK, an Alabama banking corporation, as a Lender. Capitalized terms used herein but not defined shall have the meanings as set forth in the Credit Agreement, as amended (as hereinafter defined).

WHEREAS, pursuant to that certain Credit Agreement dated as of December 16, 2002, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Credit Agreement”), Lenders made available, subject to the terms and conditions thereof, (i) the Revolving Loan of up to $20,000,000.00, (ii) the Swing Line Loan of up to $5,000,000.00, and (iii) the Term Loan of up to $5,000,000.00; and

WHEREAS, pursuant to that certain First Amendment to Credit Agreement dated as of May 22, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “First Amendment”), the Credit Agreement was amended in order to extend to Borrowers the Treasury Stock Loan in the amount of up to $5,000,000.00; and

WHEREAS, pursuant to that certain Second Amendment to Credit Agreement dated as of November 24, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Second Amendment”), the Credit Agreement was amended in order to (i) temporarily increase the Swing Line Loan Commitment to up to $7,000,000.00, and (ii) temporarily increase the Revolving Loan Commitment to up to $22,000,000.00; and

WHEREAS, pursuant to that certain Third Amendment to Credit Agreement dated as of December 16, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Third Amendment”), the Credit Agreement was amended in order to (i) increase the Swing Line Loan Commitment to up to $6,000,000.00, (ii) increase the Revolving Loan Commitment to up to $25,000,000.00, and (iii) extend the Revolving Loan Maturity Date from December 16, 2004 until December 16, 2005; and

WHEREAS, pursuant to that certain Fourth Amendment to Credit Agreement dated as of May 7, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Fourth Amendment”), the Credit Agreement was amended in order to (i) temporarily increase the Revolving Loan Commitment to up to $27,000,000.00, and (ii) increase the Letter of Credit Commitment to up to $1,500,000.00; and

WHEREAS, pursuant to that certain Fifth Amendment to Credit Agreement dated as of May 22, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Fifth Amendment”), the Credit Agreement was amended in order to, among other things, extend the Treasury Stock Loan Advancement Termination Date from May 22, 2004 to May 22, 2005;

WHEREAS, pursuant to that certain Sixth Amendment to Credit Agreement dated as of August 1, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Sixth Amendment”), the Credit Agreement was amended in order to extend until December 31, 2004 the temporary increase of the Revolving Loan Commitment to up to $27,000,000.00; and

WHEREAS, pursuant to that certain Seventh Amendment to Credit Agreement dated as of November 5, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Seventh Amendment”), the Credit Agreement was amended in order to, among other things, temporarily increase the Revolving Loan Commitment to up to $33,000,000.00; and

WHEREAS, pursuant to that certain Eighth Amendment to Credit Agreement dated as of December 22, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Eighth Amendment”), the Credit Agreement was amended in order to, among other things, (i) extend until April 30, 2005 the temporary increase of the Revolving Loan Commitment to up to $33,000,000.00, and (ii) extend the Revolving Loan Maturity Date from December 16, 2005 until April 30, 2006; and

WHEREAS, pursuant to that certain Ninth Amendment to Credit Agreement dated as of March 31, 2005, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Ninth Amendment”), the Credit Agreement was amended in order to, among other things, amend certain of the financial covenants set forth therein;

WHEREAS, pursuant to that certain Tenth Amendment to Credit Agreement dated as of April 30, 2005, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Tenth Amendment”), the Credit Agreement was amended in order to (i) extend until June 30, 2005 the temporary increase of the Revolving Loan Commitment to up to $33,000,000.00, and (ii) amend the repayment terms of the Treasury Stock Loan; and

WHEREAS, Lender Parties and Borrowers have agreed to amend the Credit Agreement, as amended, in order to (i) extend the Revolving Loan Maturity Date from April 30, 2006 until October 15, 2006, (ii) change the Revolving Loan Commitment to $28,000,000.00, and (iii) amend the Borrowing Base, all as hereinafter provided (the Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, and the Eleventh Amendment, hereinafter referred to as the “Credit Agreement, as amended”).

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree that the Credit Agreement, as amended, is hereby amended, effective as of the date of this Eleventh Amendment, as follows:

1. The Credit Agreement, as amended, is hereby amended by deleting the definitions of “Borrowing Base”, “Revolving Loan Commitment”, “Revolving Loan Maturity Date” and “Revolving Notes”, and by substituting the following new definitions in lieu thereof:

“Borrowing Base” means, at any time, the amount computed on the Collateral Report most recently delivered to, and accepted by, Agent in accordance with this Agreement and equal to the aggregate of:

(A) Eighty-five percent (85%) of Eligible Accounts due from prime contractors on all U.S. Government contracts; plus

(B) Eighty-five percent (85%) of Eligible Accounts due from governmental and commercial contracts; plus

(C) Fifty percent (50%) of Eligible Accounts which are unbilled due to the terms of an applicable contract, but with respect to which work has been performed and completed; plus

(D) The lesser of (i) fifty percent (50%) of Eligible Inventory, or (ii) $14,000,000.00.

“Revolving Loan Commitment” means the commitment of the Revolving Loan Lenders, subject to the terms of this Agreement, to lend Borrowers up to the lesser of (i) Twenty-Eight Million Dollars ($28,000,000.00), or (ii) the Borrowing Base, less the Available Amount of the Letters of Credit, less any outstanding Letter of Credit Advances.

“Revolving Loan Maturity Date” means the earlier of (a) October 15, 2006, or (b) the occurrence of an Event of Default.

“Revolving Notes” means (i) that certain Fifth Amended and Restated Revolving Note from Borrowers to Wachovia Bank, National Association, dated June 28, 2005, in the principal amount of $17,920,000.00, and (ii) that certain Fourth Amended and Restated Revolving Note from Borrowers to Compass, dated June 28, 2005, in the principal amount of $10,080,000.00, and includes any amendment to or modification of any such note and any promissory note given in extension or renewal of, or in substitution for, such note.

2. As a condition to the effectiveness of this Eleventh Amendment (a) Borrowers shall have executed and delivered to Agent the Revolving Notes, (b) Agent shall have received appropriate resolutions of Borrowers’ directors, in a form satisfactory to Agent, authorizing Borrowers to enter into this Eleventh Amendment and any other documentation required by Agent in connection with this Eleventh Amendment; (c) Agent shall have received a Bringdown and Incumbency Certificate of each Borrower, in a form satisfactory to Agent; (d) Borrowers shall have executed and delivered to Agent all further documents and performed all other acts which Agent reasonably deems necessary or appropriate to perfect or protect its security for the Loans; and (e) Borrowers shall have delivered to Agent such other documentation, if any, as may be requested by Agent to satisfy Agent that this Eleventh Amendment, and all other documents and instruments executed by Borrowers in connection with this Eleventh Amendment or in furtherance hereof have each been duly authorized, executed and delivered on behalf of Borrowers, and constitute valid and binding obligations of Borrowers.

3. Each Borrower represents and warrants to Lender Parties that all representations and warranties given by such Borrower in Article IX of the Credit Agreement, as amended, are true and correct as of the date of this Eleventh Amendment, except to the extent affected by this Eleventh Amendment. Each Borrower represents and warrants to Lender Parties that as of the date of this Eleventh Amendment, such Borrower is in full compliance with all of the covenants of such Borrower contained in Article X of the Credit Agreement, as amended, except to the extent affected by this Eleventh Amendment.

4. Except as heretofore or herein expressly modified, or as may otherwise be inconsistent with the terms of this Eleventh Amendment (in which case the terms and conditions of this Eleventh Amendment shall govern), all terms of the Credit Agreement, as amended, and all documents and instruments executed and delivered in furtherance thereof shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects.

* * * * *

IN WITNESS WHEREOF, this Eleventh Amendment has been duly executed as of the day and year first above written.

WITNESS:		BORROWERS:

PEMCO AVIATION GROUP, INC.

/s/ Randall C. Shealy		By:	/s/ Doris Sewell
Print Name:	Randall C. Shealy	Its:	Secretary

PEMCO AEROPLEX, INC.

/s/ Randall C. Shealy		By:	/s/ Doris Sewell
Print Name:	Randall C. Shealy	Its:	Secretary

PEMCO ENGINEERS, INC.

/s/ Randall C. Shealy		By:	/s/ Doris Sewell
Print Name:	Randall C. Shealy	Its:	Secretary

PEMCO WORLD AIR SERVICES, INC.

/s/ Randall C. Shealy		By:	/s/ Doris Sewell
Print Name:	Randall C. Shealy	Its:	Secretary

SPACE VECTOR CORPORATION

/s/ Randall C. Shealy		By:	/s/ Doris Sewell
Print Name:	Randall C. Shealy	Its:	Secretary

AGENT:

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Agent

/s/ Brad Ainsworth		By:	/s/ Austin Davis
Print Name:	Brad Ainsworth	Its:	Vice President

LENDERS:

WACHOVIA BANK, NATIONAL
ASSOCIATION

/s/ Brad Ainsworth		By:	/s/ Austin Davis
Print Name:	Brad Ainsworth	Its:	Vice President

COMPASS BANK

/s/ Alex Morton		By:	/s/ Lee Smith
Print Name:	Alex Morton	Its:	Executive Vice President